Exhibit 10

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 36 to Registration Statement No. 2-69062 on Form N-1A of our report dated February 27, 2007, relating to the financial statements and financial highlights of BlackRock Series Fund, Inc., including BlackRock Balanced Capital Portfolio, BlackRock Bond Portfolio, BlackRock Fundamental Growth Portfolio, BlackRock Global Allocation Portfolio, BlackRock Government Income Portfolio, BlackRock High Income Portfolio, BlackRock Large Cap Core Portfolio, and BlackRock Money Market Portfolio appearing in the Annual Report on Form N-CSR of the BlackRock Series Fund, Inc. for the year ended December 31, 2006, and to the references to us under the headings “Financial Highlights” in the Prospectus and “Financial Statements” in the Statement of Additional Information, which are parts of such Registration Statement.

/s/ Deloitte & Touche LLP

Princeton, New Jersey
April 20, 2007